                                                                    EXHIBIT 10.5

                              TECHNOLOGY AGREEMENT

  This Technology Agreement ("Agreement") is made, entered into, and to be effective as of the Closing Date (as defined below) ("Effective Date") by and between Silicon Graphics, Inc., a Delaware corporation ("SGI") and MIPS Technologies, Inc., a Delaware corporation ("MIPS").

                                 RECITALS

     WHEREAS, the Board of Directors of Silicon Graphics has determined that it is in the best interests of Silicon Graphics and its shareholders to separate the MIPS Business from Silicon Graphics' other operations;

     WHEREAS, as part of the foregoing, SGI and MIPS have entered into a Separation Agreement of even date herewith (the "Separation Agreement");

     WHEREAS the parties desire to enter into this ancillary agreement pursuant to which SGI will assign and license certain intellectual property to MIPS, and MIPS will license back certain rights to SGI.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements, provisions and convenants contained in this Agreement, the parties hereby agree as follows:

1.   DEFINITIONS

     1.1. "Affiliates" means shall mean any corporation or other entity that is
           ----------
          directly or indirectly controlling, controlled by or under common control with a party. For the purpose of this definition, "control" shall mean the direct or indirect ownership of more than fifty percent (50%) of the capital stock of the subject entity entitled to vote in the election of directors (or, in the case of an entity that is not a corporation, interests entitled to vote in the election of the corresponding managing authority). For the purposes of this Agreement, the term "Affiliate" shall not include MIPS where the term Affiliates is used in connection with a period of time after the Closing Date.

     1.2. "Capture Period" means the period starting on the Closing Date and
           --------------
          ending on the later of (i) three years from the Closing Date, or (ii) the date when SGI's owns less than 50% of the capital stock of MIPS.

     1.3. "Closing Date" means the date of the closing of MIPS's initial public
           ------------
          offering.

     1.4. "Intellectual Property Rights" means (i) all Patents; (ii) all
           ----------------------------
          copyrights in both published works and unpublished works, all registrations and applications therefor and all associated moral rights (collectively "Copyrights"); (iii) all rights in mask works (collectively "Maskworks"); and (iv) all know-how, trade secrets,
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          confidential information, customer lists, software, technical information, data, process technology, plans, drawings, and blue prints (collectively "Trade Secrets") whether arising under the laws of the United States or any other state, country or jurisdiction.

     1.5. "MIPS Capture Period Patents" means all patents and patent
           ---------------------------
          applications filed by MIPS that have a first effective filing date during the Capture Period.

     1.6. "MIPS Field of Use" means any CPU, ASSP and ASIC which implements
           -----------------
          under license from MIPS, the MIPS ISA or derivative thereof that is substantially compatible with the MIPS ISA.

     1.7. "MIPS ISA" shall mean the instruction set architectures for MIPS
           --------
          Processor Components first developed by, for or with substantial participation by MIPS including without limitation the MIPS I, MIPS II, MIPS III, MIPS IV, MIPS V and successor instruction set architectures or extensions thereto.

     1.8. "MIPS Processor Know-How" means the know-how listed on Exhibit E.
           -----------------------

     1.9. "MIPS Patents" means the Patents listed on Exhibit A.
           ------------

     1.10. "MIPS Processor Components" means a component of a processor within
            -------------------------
           the MIPS Field of Use designed by, for, or with substantial participation by MIPS.

     1.11. "MIPS Tools" means the Tools listed on Exhibit D.
            ----------

     1.12. "Non-Patent IP Rights" means Trade Secrets, Maskworks, and
            --------------------
           Copyrights.

     1.13. "Patents" means all classes or types of patents, utility models and
            -------
           design patents (including, without limitation, originals, divisions, continuations, continuations-in-part, extensions or reissues), patent applications and disclosures for these classes or types of patent rights in all countries of the world (collectively "Patent Rights").

     1.14. "SGI Compiler & Software Technology" means the know-how listed on
            ----------------------------------
           Exhibit F.

     1.15. "SGI Compiler & Software Patents" means the Patents listed on
            -------------------------------
           Exhibit F.

     1.16. "SGI Capture Period Patents" only those patents and patent
            --------------------------
           applications filed by SGI that have a first effective filing date during the Capture Period and constitute inventions arising from improvements to the technology listed on Exhibit G.

     1.17. "SGI Designed Products" means products based on designs developed
            ---------------------
           by, for or with substantial participation by SGI or its Affiliates which (i) do not substantially implement a MIPS ISA other than in connection with a MIPS R10K processor

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           implementation or enhanced derivatives thereof, or (ii) are in the
           SGI Field of Use.

     1.18. "SGI Exclusive Field of Use" means the field of use outside the MIPS
            --------------------------
           Field of Use.

     1.19. "SGI Field of Use" means standalone desktop computers, workstations,
            ----------------
           servers, mainframes, and minicomputers.

     1.20. "SGI Group" means SGI and its Affiliates.
            ---------

     1.21. "SGI Processor Know-How" means the know-how listed on Exhibit B.
            ----------------------

     1.22. "SGI Processor Patents" mean the Patents listed on Exhibit B.
            ---------------------

     1.23. "SGI Tools" means the Tools listed on Exhibit C.
            ---------

     1.24. "SGI Tool Patents" means the Patents listed on Exhibit C.
            ----------------

     1.25. "Sole SGI Tools" means the Tools listed on Exhibit C.1.
            --------------

     1.26. "Tools" means architectural verification tools, architectural
            -----
           modeling tools, design verification tools, and operating system tools. Tools do not include Compiler & Software Technology.

2.   MIPS TECHNOLOGY

     2.1. Assignment to MIPS.  SGI hereby sells, conveys, assigns and transfers
          -------------------
          to MIPS, and MIPS hereby accepts, all of SGI's right, title and interest in and to the intellectual property and materials listed below ("Assigned IP") together with all ancillary rights thereto, including without limitation, the right to sue and recover damages for past, present and future infringements and to fully and entirely stand in the place of SGI in all matters related thereto. Upon MIPS's reasonable request, SGI agrees to take further action and to execute such additional documents (at MIPS's expense) as may be necessary to perfect MIPS's title in and to the Assigned IP. Assigned IP specifically includes and is limited to:

          o  MIPS Patents (as listed on Exhibit A);
          o  MIPS Processor Know-How (as listed on Exhibit E); and
          o  MIPS Tools (as listed on Exhibit D).

     2.2. Processor Technology License to SGI.  MIPS hereby grants to the SGI
          -----------------------------------
          Group, a non-exclusive, royalty-free, fully-paid, worldwide license, under MIPS's Intellectual Property Rights in the MIPS Patents (as listed on Exhibit A) and MIPS Processor Know-How (as listed on Exhibit
          E) to:

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               (a)  make, have made, use, import, sell and otherwise dispose of products, and practice any method or process in the manufacture of products;

               (b) use, modify, distribute, reproduce, display, and perform any copyrighted or copyrightable work or Maskwork;

               (c) sublicense such rights to third parties only in connection with SGI Designed Products.

               (d) In addition, the license set forth in this Section 2.2 shall be an exclusive license within the SGI Exclusive Field of Use, subject to any licenses granted by MIPS prior to the Effective Date of this Agreement. This license shall be reduced to a non-exclusive license only in the event the SGI
                    Group: (i) ceases to license, market, sell or otherwise dispose of products that infringe, or practice any method or process that infringes, any MIPS Patent or MIPS Processor Know-How, and (ii) ceases to use the MIPS Processor Know-How.

     2.3. Tools License to SGI. MIPS hereby grants to the SGI Group, a non-
          --------------------
          exclusive, royalty-free, fully-paid, worldwide license, under MIPS's Non-Patent IP Rights in the MIPS Tools (as listed on Exhibit D) to:

               (a) make, have made, use, import, sell and otherwise dispose of products, and practice any method or process in the manufacture of products; and

               (b) use, modify, distribute, reproduce, display, and perform any copyrighted or copyrightable work.

               (c) except for those Tools identified in Exhibit D as "Not Sublicensable," sublicense the rights set forth in this
                    Section 2.3 to third parties in binary code format; provided that those Tools that are identified on Exhibit D as "Source Code Sublicensable" may be licensed by the SGI Group in source code format.

     2.4. Right to Retain Information.  For the purposes of enjoying the rights
          ---------------------------
          granted under this Section 2, SGI shall have the right to retain copies of all materials included in and associated with the Assigned IP.

3.   SGI TECHNOLOGY

     3.1. Processor Technology License to MIPS.  SGI hereby grants to MIPS, a
          ------------------------------------
          non-exclusive, royalty-free, fully-paid, worldwide license, within the MIPS Field of

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          Use, under SGI's Intellectual Property Rights in the SGI Processor
          Patents and SGI Processor Know-How (as listed on Exhibit B) to:

               (a) make, have made, use, import, sell and otherwise dispose of MIPS Processor Components, and practice any method or process in the manufacture of MIPS Processor Components; and

               (b) use, modify, distribute, reproduce, display, and perform any copyrighted or copyrightable work or Maskwork only in connection with the use, development, manufacture, or distribution of MIPS Processor Components.

               (c) sublicense the rights granted in Section 3.1(a) and 3.1(b) above to third parties.

     3.2. Tools License to MIPS.  SGI hereby grants to MIPS, a non-exclusive,
          ---------------------
          royalty-free, fully-paid, worldwide license, within the MIPS Field of Use, under SGI's Intellectual Property Rights in the SGI Tools Patents and SGI Tools (as listed on Exhibit C) to:

               (a) make, have made, use, import, sell and otherwise dispose of MIPS Processor Components, and practice any method or process in the manufacture of MIPS Processor Components; and

               (b) use, modify, distribute, reproduce, display, and perform any copyrighted or copyrightable work or Maskwork only in connection with the use, development, manufacture, or distribution of MIPS Processor Components.

               (c) sublicense to third parties, only in binary format, those SGI Tools specifically identified in Exhibit C as "Sublicensable"; provided that those SGI Tools specifically identified in Exhibit C as "Source Code Licensable" may be sublicensed by MIPS in source code format.

               (d) The above license shall be a sole license with respect to the Sole SGI Tools, subject to any licenses granted by SGI prior to the Effective Date of this Agreement. This license shall be reduced to a non-exclusive license with respect to any Sole SGI Tool in the event MIPS ceases to license, market, sell or otherwise dispose of MIPS Processor Components that use such Sole SGI Tool.

     3.3. Compiler & Software Technology License to MIPS. SGI hereby grants to
          ----------------------------------------------
          MIPS, a non-exclusive, royalty-free, fully-paid, worldwide license, within the MIPS Field of Use, under SGI's Intellectual Property Rights in the SGI Compiler & Software Technology and SGI Compiler & Software Patents (as listed on Exhibit F) to:

               (a) use, modify, and reproduce (for internal use only) the SGI Compiler & Software Technology only in connection with the development of MIPS Processor Components;

               (b) Under the SGI Compiler & Software Patents to make, have made, use, import, sell and otherwise dispose of MIPS Processor Components, and practice any method or process in the manufacture of MIPS Processor Components; and

               (c) MIPS shall have the right to sublicense only that SGI Compiler & Software Technology and those SGI Compiler & Software Patents identified in Exhibit F as "Sublicensable" to third parties. All such sublicenses of SGI Compiler & Software Technology shall be in binary format only; provided that that SGI Compiler & Software Technology specifically identified in Exhibit F as "Source Code Licensable" may be sublicensed by MIPS in source code format.

     3.4. No Foundry Rights.  MIPS understands and acknowledges that the
          -----------------
          licenses granted under Sections 3.2 and 3.3 are intended to cover only MIPS Processor Components and are not intended to cover foundry activities that MIPS may undertake on behalf of third parties.

     3.5. Third Party Rights.  MIPS understand that some the technology and
          ------------------
          materials assigned or licensed to MIPS hereunder contains third party technology. MIPS agrees that: (i) SGI's obligations and MIPS's licenses under this Section 3 are subject in all cases to any restrictions, limitations or obligations contained in agreements entered into between SGI and third parties, (ii) MIPS shall be solely responsible for obtaining such licenses or consents, (iii) MIPS agrees that in the event any third party licenses or consents are required, MIPS will obtain such third party licenses, and MIPS will undertake all efforts necessary to protect SGI's rights and meet SGI's obligations under agreements with third parties to the extent such rights and obligations are affected by this Agreement.

4.   FUTURE TECHNOLOGY

     4.1. MIPS Capture Period Patents. MIPS hereby grants to the SGI Group, a
          ---------------------------
          non-exclusive, royalty-free, fully-paid, worldwide license, including the right to sublicense, under the MIPS Capture Period Patents to make, have made, use, import, sell and otherwise dispose of SGI Designed Products, and practice any method or process in the manufacture of SGI Designed Products.

     4.2. SGI Capture Period Patents. SGI hereby grants to MIPS, a non-
          --------------------------
          exclusive, royalty-free, fully-paid, worldwide license, including the right to sublicense, within the MIPS Field of Use, under the SGI Capture Period Patents to make, have made, use, import, sell and otherwise dispose of MIPS Processor Components, and practice any method or process in the manufacture of MIPS Processor Components.

     4.3. Improvements to SGI Tools and MIPS ISA.
          --------------------------------------

          4.3.1.  License.  MIPS hereby grants to the SGI Group, a non-
                  -------
                  exclusive, royalty-free, fully-paid, worldwide license under MIPS's Non-Patent IP Rights to any improvements or other changes made by MIPS to the SGI Tools licensed to MIPS, the SGI Compiler & Software Technology, or to the MIPS ISA ("MIPS Improvements") during the Capture Period, including the right to:

                    (i) make, have made, use, import, sell and otherwise dispose of products, and practice any method or process in the manufacture of products; and

                    (ii) to use, modify, distribute, reproduce, display, and
                         perform any copyrighted or copyrightable work.

          4.3.2.  Conditions.  Any licenses granted pursuant to Section 4.3.1
                  ----------
                  and any obligation to provide materials relating to MIPS Improvements shall be subject to any third party obligations of MIPS with respect to any such MIPS Improvements. MIPS shall deliver all MIPS Improvements to SGI when MIPS makes such MIPS Improvements generally available to MIPS customers and licensees or upon SGI's reasonable written request provided that SGI may request MIPS Improvements no more once in any six
                  (6) month period. MIPS shall deliver the applicable changes to software source code and any reasonably available supporting documentation.

          4.3.3.  Additional License.  Upon the SGI Group's request, MIPS shall
                  ------------------
                  license to the SGI Group under commercially favorable terms, any MIPS Improvements or other MIPS technology or designs it makes available to its customers or third parties, not already licensed hereunder. MIPS shall deliver all such technology when MIPS makes such it generally available to MIPS customers and licensees or upon SGI's reasonable written request provided that SGI may make such request no more once in any six (6) month period. MIPS shall deliver the applicable changes to software source code and any reasonably available supporting documentation.

5.   DISCLAIMER

     5.1. No Implications.  Nothing contained in this Agreement shall be
          ---------------
          construed as:

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          5.1.1.  A representation or warranty by either of the parties to this
                  Agreement as to the validity, enforceability or scope of any class or type of Intellectual Property Rights;

          5.1.2. A warranty or representation that anything made, used sold or otherwise disposed of under any assignment or license set forth in this Agreement is or will be free from infringement of any third party Intellectual Property Rights other than those which are assigned or licensed hereunder;

          5.1.3. Except as explicitly set forth in Section 9, an agreement to bring or prosecute or any grant of a right to bring or prosecute actions or suits against third parties for infringement;

          5.1.4. Requiring either party to obtain the right to license to the other, third party technology contained in any know-how, software or other materials licensed, assigned or provided hereunder. The parties agree that the receiving party shall be solely responsible for obtaining any necessary third party licenses;

          5.1.5. Except as expressly set forth herein, requiring a party to furnish or disclose technical information, know-how, improvements, support or other information or assistance to the other party; or

          5.1.6. Conferring by implication, estoppel or otherwise, upon either party licensed hereunder, any license or other right under any Intellectual Property Rights except the assignments, licenses and rights expressly granted hereunder regardless of whether such Intellectual Property Rights are dominant or subordinate to the rights granted hereunder.

     5.2. No Warranties.  EACH PARTY HEREBY DISCLAIMS ANY EXPRESS OR IMPLIED
          -------------
          WARRANTIES WITH RESPECT TO THE INTELLECTUAL PROPERTY RIGHTS OR RELATED MATERIALS LICENSED HEREUNDER, INCLUDING WITHOUT LIMITATION THE WARRANTIES OF MERCHANTABILITY, NONINFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE.

6.   CONFIDENTIALITY

     6.1. Obligation.  MIPS and SGI each acknowledges that by reason of its
          ----------
          relationship with the other party, it has and will have access to certain information and materials that is confidential and of substantial value to the other party ("Confidential Information"), which value would be impaired if such information were disclosed to third parties. Each party agrees that, except as specifically authorized hereunder, it will not use in any way for its own account or the account of any third party, nor disclose to any third party, any such Confidential Information, and will take every reasonable precaution to protect the confidentiality of such information which shall in no event be less than the industry standard and shall include: entering into non-disclosure agreements with third parties prior to disclosing any Confidential Information that the other party grants permission to disclose, entering into employment agreements with all employees requiring employees to protect Confidential Information, providing to employees access to Confidential Information on a need to know basis only, password protect servers and files that contain Confidential Information, restricting access to confidential information by third parties (including contractors), storing Confidential Information in locked files or rooms. Upon request by a party, the other party will advise the requesting party whether or not it considers any particular information or materials to be Confidential Information.

     6.2. Transfer of Information.  MIPS acknowledges that (i) all technical
          -----------------------
          information, know-how, software, or other materials (excluding non-technical business materials) transferred by MIPS from SGI are listed on Exhibits to this Agreement, (ii) information in electronic format was transferred to clean servers and only information set forth in Exhibits to this Agreement or otherwise authorized in writing by an SGI officer was transferred to such servers, and (iii) MIPS has no access to the SGI Group's servers as of the Closing Date or as mutually agreed. MIPS agrees to promptly return or destroy all copies of any unauthorized SGI Confidential Information in its possession or control. MIPS agrees that SGI, during the Capture Period, shall have the right to audit MIPS's servers, files, and premises to ensure compliance with this Section 6. In the event SGI discovers unauthorized use of SGI Confidential Information, MIPS shall pay the cost of the audit and shall use its best efforts to correct such unauthorized use, including without limitation, obtaining a license to use such information, destroying or returning such information, and ceasing to license or distribute products or materials that contain such information.

     6.3. Exceptions.  The foregoing restrictions will not apply to information
          ----------
          that (i) has become publicly known through no wrongful act of the receiving party; (ii) has been rightfully received from a third party authorized to make such disclosure without restriction; (iii) has been independently developed by the receiving party after the Closing Date of this Agreement; (iv) has been approved for release by written authorization of the disclosing party, or (v) is required by law or regulation to be disclosed; provided, however, that the receiving has provided written notice to the disclosing party promptly to enable disclosing party to seek a protective order or otherwise prevent disclosure of Confidential Information.

     6.4. Term.  The obligations of each party pursuant to this Section 6 with
          ----
          respect to Confidential Information shall continue in full force and effect for a period of ten (10) years after the Effective Date of this Agreement; provided that if the disclosing party requests an additional ten (10) year period for maintaining the confidentiality of any specified Confidential Information, the obligations under this Section 6 shall continue with respect to such Confidential Information for an additional ten (10) years.

     6.5. Injunctive Relief.  Each party acknowledges that any breach of any of
          -----------------
          its obligations under this Section 6 may cause irreparable harm and significant injury to the disclosing party to an extent that may be extremely difficult to measure. Accordingly, the receiving party agrees that the disclosing party will have, in addition to any other rights or remedies available to it at law or in equity, the right to seek injunctive relief to enjoin any breach of this Section 6.

7.   TERM AND TERMINATION

     7.1. Term.  This Agreement and the rights and licenses granted hereunder
          ----
          shall become effective on the Effective Date and shall continue in effect, unless terminated as provided below, until the latter of: (i) expiration, revocation, invalidation or abandonment of the last Patent licensed hereunder, or (ii) the parties cease to use the Non-Patent IP Rights.

     7.2. Termination
          -----------

          7.2.1 Termination for Bankruptcy. Either party may terminate this
                --------------------------
          Agreement effective immediately and without liability upon written notice to the other party if any one of the following event occurs:

               (a) he other party files a voluntary petition in bankruptcy or otherwise seeks protection seeks protection under any law for the protection of debtors;

               (b) A proceeding is instituted against the other party under any provision of any bankruptcy laws which is not dismissed within ninety (90) days;

               (c) Any adjudication that the other party is bankrupt or insolvent;

               (d) A court assumes jurisdiction of all or a substantial portion of the assets of the other party under a reorganization law;

               (e) A trustee or receiver is appointed by a court for all or a substantial portion of the assets of the other party;

               (f) The other party becomes insolvent, ceases or suspends business;

               (g) The other party makes an assignment of the majority of its assets for the benefit of its creditor; or

               (h) The other party admits in writing its inability to pay its debts as they become due.

          7.2.2. Termination for Breach. If MIPS materially breaches any
                 ----------------------
                 material term or condition of this Agreement, then upon forty-five (45) days written notice to MIPS specifying the default ("Notice of Default"), SGI may terminate or suspend this Agreement, without liability, unless the default reasonably requires more than forty-five (45) days to correct and MIPS has begun substantial corrective actions to remedy the default and is diligently pursuing such actions, in which event, MIPS shall have so much time as is reasonably necessary to cure such default.

     7.3. Effect of Termination.  (a)  In the event of termination pursuant to
          ---------------------
          Section 7.2 above, the party terminating the Agreement pursuant to
          Section 7.2 above shall retain all licenses and rights granted to it under this Agreement for the term of the Agreement, and all licenses granted to the other party shall terminate subject to any sublicenses previously granted, and (b) the following sections shall survive any termination or expiration of the Agreement: Sections 2.1, 2.4, 5, 6, 7, 8, 9 and 10.

8.   ASSIGNMENT AND CHANGE OF CONTROL

     8.1. Assignment.  This Agreement is personal to MIPS and the Agreement or
          ----------
          any right or obligation under it may not be assigned by MIPS without the prior written consent of SGI (except for a Change of Control as defined below). SGI may freely assign this Agreement provided that in such case, the licenses granted to SGI under Section 2.2 above shall be limited to the SGI Field of Use unless otherwise agreed to by MIPS in writing. Any purported assignment, except as explicitly permitted herein, shall be deemed a breach of this Agreement and shall be null and void. This Agreement shall be binding upon and inure to the benefit of the parties and their permitted successors and assigns.

     8.2. Change of Control.
          -----------------

          8.2.1. MIPS.  Except where SGI's sale of MIPS capital stock to a
                 ----
                 third party results in a Change of Control, in the event more than fifty (50%) of the outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) of MIPS becomes owned or controlled directly or indirectly by a third party ("Change of Control"), MIPS shall promptly give notice to SGI of such Change of Control. Upon such Change of Control the licenses granted to MIPS pursuant to Section 3 above shall immediately terminate except that in the event after such Change of Control, MIPS is kept by the acquirer as an intact and independent business unit recognizable as the same business unit that existed prior to the Change of Control, then: (i) MIPS's licenses shall be restricted to the MIPS business unit only and not the acquirer's other business units, and (ii) SGI's licenses under Section 4 above shall be limited to Patents obtained or filed, and improvements developed, by MIPS only and not the acquirer's other business units. If MIPS is not maintained as a independent business unit as set forth above then: (i) SGI's licenses under Section 4 above shall apply to all Patents obtained or filed, and improvements developed, by the acquirer or any of its business units, and (ii) MIPS license will terminate, provided that in the event there is a pre-existing license agreement between SGI and the acquirer, the licenses shall continue within the scope of such preexisting licenses subject to the payment of any royalties due SGI under such pre-existing agreement.

          8.2.2. SGI.  In the event more than fifty (50%) of the outstanding
                 ---
                 shares or securities (representing the right to vote for the election of directors or other managing authority) of SGI becomes owned or controlled directly or indirectly by a third party the licenses granted to SGI pursuant to Section 2.2 above shall be limited to use only within the SGI Field of Use.

     8.3. MIPS understands that SGI may divest some or all of its assets in the future; and MIPS agrees to grant such new entity a non-exclusive license similar in scope and on similar terms and conditions upon SGI's written request.

9.   INFRINGEMENT ACTIONS

     9.1. Infringement Actions within SGI's Field of Use.  For so long as the
          ----------------------------------------------
          licenses granted to SGI under the MIPS Patents under Section 2.2 above remain exclusive, MIPS agrees that SGI can bring suit, without MIPS's consent, against any third party infringing the MIPS Patents within the SGI Exclusive Field of Use. MIPS agrees, at SGI's expense, to make available at reasonable times and under appropriate conditions all relevant personnel, records, papers, information, samples, specimens and other similar materials in its possession. MIPS agrees to provide, at SGI's expense, all cooperation reasonably necessary or useful to allow SGI to litigate or settle such suit, including without limitation, becoming party to the suit.

     9.2. Request to Bring Suit.  In the event a Party reasonably believes that
          ---------------------
          a third party infringes one or more of the patents licensed to it pursuant to this Agreement, it may request that the other party ("Patent Owner") bring an infringement action against such third party infringer. Upon receiving such request, the Patent Owner shall use its reasonable efforts to file such claim unless the Patent Owner can demonstrate that it is not commercially reasonable for it to do so. The requesting party shall reimburse Patent Owner for all costs and expenses associated with filing, litigating and settling such claim.

10.  GENERAL

     10.1. All Other Technology.  The parties agree that the technical
           --------------------
           materials and Intellectual Property Rights assigned or licensed to MIPS are limited to those expressly provided for hereunder. All other technology, materials and information (excluding non-technical business materials) under SGI's control shall, as between the parties, be owned exclusively by SGI, and MIPS shall have no rights or interest in such technology, materials and information unless expressly provided in the Trademark Agreement or the Separation Agreement. MIPS shall not remove any tangible materials embodying such Intellectual Property Rights or information from SGI's premises other than those listed on the Exhibits attached to this Agreement.

     10.2. Confidentiality of Agreement.  Each party agrees that the terms and
           ----------------------------
           conditions of this Agreement shall be treated as confidential information and that neither party will disclose the terms or conditions to any third party without the prior written consent of the other party, provided, however, that each party may disclose the terms and conditions of this Agreement, to the extent necessary:

           (a) as required by any court or other governmental body;

           (b)  as otherwise required by law;

           (c) to legal counsel of the parties, accountants, and other professional advisors;

           (d) in confidence, to banks, investors and other financing sources and their advisors;

           (e) in connection with the enforcement of this Agreement or rights under this Agreement; or

           (f) in confidence, in connection with an actual or prospective merger or acquisition or similar transaction

      With respect to disclosure required by a court order, the disclosing party shall provide prior notification of such impending disclosure to the non-disclosing party. All reasonable efforts to preserve the confidentiality of the terms of this Agreement shall be expended by the disclosing party in complying with such an order, including obtaining a protective order to the extent reasonably possible. The parties shall cooperate in preparing and releasing an announcement or other form of publicity, if any, relating to this Agreement.

     10.3. Export Controls.  Each party understands and acknowledges that
           ---------------
           certain technology licensed or assigned hereunder is subject to regulation by agencies of the U.S. government, including the U.S. Department of Commerce, which prohibit export or diversion of certain products and technology to certain countries. Each party warrants that it will comply in all respects with the export restrictions applicable to any materials or technology provided hereunder and will otherwise comply with the Export Administration Regulations or other United States laws and regulations in effect from time to time.

     10.4. Other General Terms.  The terms and conditions set forth in Sections
           -------------------
           7, 8.2, 8.3, 8.4, 8.5, 8.6, 8.7, 8.8, 8.9, 8.10, 8.11, 8.12, and 8.13
           of the Separation Agreement are hereby incorporated by reference.


     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement effective as of the date set forth above.

MIPS Technologies, Inc.                   Silicon Graphics, Inc.


By:____________________________           By:____________________________
      Signature                                  Signature

Name:__________________________           Name:__________________________
      Print or Type                              Print or Type

Title:_________________________           Title:_________________________

Date:__________________________           Date:__________________________

                                   EXHIBIT A
                                  MIPS PATENTS

Certain patents currently owned by SGI that are related to the MIPS ISA and MIPS architecture and which will be assigned to MIPS hereunder. The detailed list of patents will be specifically agreed to by the parties on or before the Closing Date.

                                   EXHIBIT B
                SGI PROCESSOR KNOW-HOW AND SGI PROCESSOR PATENTS


SGI Processor Patents
---------------------

Certain patents owned by SGI that are related to the MIPS ISA and MIPS architecture which will be licensed to MIPS hereunder. The detailed list of patents will be specifically agreed to by the parties on or before the Closing Date.

SGI Processor Know-How
----------------------

Certain know-how related to the MIPS ISA and MIPS architecture which will be licensed to MIPS hereunder. The detailed list of know-how will be specifically agreed to by the parties on or before the Closing Date.

                                   EXHIBIT C
                         SGI TOOLS AND SGI TOOL PATENTS

C.1  Sole SGI Tools
     --------------

Certain architectural verification tools, architectural modeling tools, design verification tools, and operating system tools owned by SGI which will be licensed to MIPS hereunder under a sole license. The detailed list of Sole SGI Tools will be specifically agreed to by the parties on or before the Closing Date.

C.2  SGI Tools
     ---------

Certain architectural verification tools, architectural modeling tools, design verification tools, and operating system tools owned by SGI which will be licensed to MIPS hereunder under a non-exclusive license. The detailed list of SGI Tools will be specifically agreed to by the parties on or before the Closing Date.

C.3  SGI Tool Patents
     ----------------

Certain patents owned by SGI which relate to architectural verification tools, architectural modeling tools, design verification tools, and operating system tools, and which will be licensed to MIPS hereunder under a non-exclusive license. The detailed list of SGI Tool Patents will be specifically agreed to by the parties on or before the Closing Date.

                                   EXHIBIT D
                                   MIPS TOOLS

Certain architectural verification tools, architectural modeling tools, design verification tools, and operating system tools currently owned by SGI which will be assigned to MIPS hereunder. The detailed list of MIPS Tools will be specifically agreed to by the parties on or before the Closing Date. The list will also specifically identify those MIPS Tools that are not sublicensable, and those MIPS Tools which may be sublicensed in source code format, by SGI under SGI's license to the MIPS Tools.

                                   EXHIBIT E
                          MIPS MICROPROCESSOR KNOW-HOW

Certain know-how related to the MIPS ISA and MIPS architecture currently owned by SGI which will be assigned to MIPS hereunder. The detailed list of know-how will be specifically agreed to by the parties on or before the Closing Date.

                                   EXHIBIT F
                       SGI COMPILER & SOFTWARE TECHNOLOGY
                      AND SGI COMPILER & SOFTWARE PATENTS

SGI Compiler & Software Technology
----------------------------------

Certain compiler software and tools, and other software owned by SGI which will be licensed to MIPS hereunder. The detailed list of SGI Compiler & Software Technology will be specifically agreed to by the parties on or before the Closing Date.

SGI Compiler & Software Patents
-------------------------------

Certain patents owned by SGI relating to compiler technology which will be licensed to MIPS hereunder. The detailed list of SGI Compiler & Software Patents will be specifically agreed to by the parties on or before the Closing Date.

                                   EXHIBIT G
                           SGI CAPTURE PERIOD PATENTS

Certain technology to which improvements may be made by SGI, in its sole discretion. The detailed list of such technology will be specifically agreed to by the parties on or before the Closing Date.